JULY 27, 2023
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS COMMODITY STRATEGY ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR HARTFORD EXCHANGE-TRADED FUNDS
DATED NOVEMBER 28, 2022
This Supplement contains new and additional information regarding Hartford Schroders Commodity Strategy ETF and should be read in connection with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”).
Effective immediately, Dravasp Jhabvala no longer serves as a portfolio manager for Hartford Schroders Commodity Strategy ETF (the “Fund”). Accordingly, all references to Mr. Jhabvala, under the headings (1) “Management” in the above referenced Summary Prospectus, (2) “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Commodity Strategy ETF” in the above referenced Statutory Prospectus, and (3) “Other Accounts Subadvised or Managed by Schroders Portfolio Managers –  Commodity Strategy ETF” in the above referenced SAI will be deleted in their entirety.
James Luke and Malcolm Melville will continue to serve as portfolio managers of the Fund. Mr. Jhabvala’s portfolio management responsibilities have transitioned to the remaining portfolio managers of the Fund.
This Supplement should be retained with your Summary Prospectus, Statutory Prospectus and SAI for future reference.
HV-7629ETF
July 2023